LORD ABBETT SECURITIES TRUST

Lord Abbett International Opportunities Fund

(the “Fund”)

Supplement dated May 13, 2025 to the

Summary Prospectus and Prospectus, each dated

March 1, 2025, as supplemented

Effective immediately, the Principal Investment Strategies for the Fund will be revised as follows. Please review this important information carefully.

The first paragraph under the section titled “Principal Investment Strategies” of the summary prospectus is replaced with the following:

The Fund invests in stocks of companies principally based outside the United States. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the S&P Developed Ex-U.S. SmallCap® Index. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The first paragraph under the section titled “More Information About the Funds – Principal Investment Strategies” relating to International Opportunities Fund is replaced with the following:

The Fund invests in stocks of companies principally based outside the United States. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the S&P Developed Ex-U.S. SmallCap® Index, a widely-used benchmark for small-sized stock performance. The market capitalization range of the S&P Developed Ex-U.S. SmallCap® Index as of June 30, 2024, following its most recent annual reconstitution, was approximately $18 million to $18 billion. This range varies daily. The Fund may invest its remaining assets in equity securities of mid-sized or larger companies. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or the Statement of Additional Information.

Please retain this document for your future reference.